[FACE OF CERTIFICATE]	Exhibit 4.1

TRB

[LOGO]

COMMON STOCK

NO PAR VALUE

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 90207C 10 5

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE,

TWO RIVER BANCORP

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this Certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

In Witness Thereof Two River Bancorp has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be thereunto affixed.

Dated:

[SIGNATURE]

Corporate Secretary

[SEAL]

[SIGNATURE]

Chairman of the Board

COUNTERSIGNED AND REGISTERED:

Registrar and Transfer Company

(Cranford, NJ)

Transfer Agent and Registrar

By:

Authorized Signature

[REVERSE OF CERTIFICATE]

TWO RIVER BANCORP

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of

survivorship and not as tenants

in common

UNIF GIFT MIN ACT — ________ Custodian________

(Cust) (Minor)

under Uniform Gifts to Minors

Act _____________________

(State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_________________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________

_____________________________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

______________________________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

This certificate also represents and entitles the holder hereof to certain rights (the "Rights") as set forth in that certain Shareholder Rights Agreement, made and entered into as of July 20, 2011 (as amended, supplemented or otherwise modified from time to time, the "Rights Agreement"), by and between Two River Bancorp, a New Jersey corporation (the "Corporation"), and Registrar and Transfer Company, a New Jersey corporation, as Rights Agent (together with its successors in such capacity, the "Rights Agent"), the terms of which, as in effect from time to time, are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, or will be represented by separate certificates and will no longer be represented by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of its mailing, without charge after receipt of a written request therefor.

UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY HOLDER WHO IS, WAS OR BECOMES AN ACQUIRING PERSON, AN ADVERSE PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS EACH OF SUCH TERMS IS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN RELATED PERSONS, WHETHER CURRENTLY HELD BY OR BEHALF OF SUCH HOLDER OR BY ANY SUBSEQUENT HOLDER, WILL BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR OBTAINABLE.